                         SPECIAL TERMINATION AGREEMENT


     THIS AGREEMENT entered into as of December 20, 1996, by and between CENTURY BANCORP, INC., a North Carolina corporation (the "Holding Company") and JOHN E. TODD (the "Officer").

     WHEREAS, the Officer is employed by Home Savings, Inc., SSB, a North Carolina-chartered savings bank (the "Savings Bank") as its Vice President; and

     WHEREAS, the Savings Bank is the wholly-owned subsidiary of the Holding Company; and

     WHEREAS, the services of the Officer, his experience and knowledge of the affairs of the Savings Bank, and his reputation and contacts in the industry are extremely valuable to the Savings Bank and the Holding Company; and

     WHEREAS, the Holding Company and the Savings Bank wish to attract and retain such well-qualified executives and it is in the best interests of the Holding Company and the Savings Bank and of the Officer to secure the continued services of the Officer notwithstanding any change in control of the Savings Bank or the Holding Company; and

     WHEREAS, the Holding Company considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Savings Bank, the Holding Company and their shareholders; and

     WHEREAS, the parties desire to enter into this Agreement to provide the Officer with security in the event of a change in control of the Savings Bank or the Holding Company in order to ensure the continued loyalty of the Officer.

     NOW, THEREFORE, for and in consideration of the promises and mutual promises, covenants and conditions hereinafter set forth, and other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the parties hereby to agree as follows:

1.  Term.  The initial term of this Agreement shall be for a period of three (3)
    ----
years commencing upon the date of execution of this Agreement. On each anniversary of the effective date of this Agreement, the term of this Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Holding Company to the Officer is received 90 days prior to an anniversary date advising the Officer that this Agreement shall not be further extended; provided that the Directors of the Holding Company shall review the Officer's performance annually and make a specific determination pursuant to such review to renew this Agreement prior to the 90 day notice period. The Officer shall have rights and benefits pursuant to this Agreement only if a Change in Control occurs during the term of this Agreement. In such event, the Officer shall have the rights set forth below with respect to any termination of employment or "Termination Event" (as defined below) even though the termination or Termination Event shall occur after the expiration of the terms of this Agreement.

     1.   Change in Control.
          -----------------

          (a) In the event of a termination of the Officer's employment in connection with, or within twenty-four (24) months after, a "Change in Control" (as defined in Subparagraph (e) below) of the Savings Bank or the Holding Company, for reasons other than for "cause" (as defined in Subparagraph (b) below), the Officer shall be entitled to receive the amount set forth in Subparagraph (d) below. Said sum shall be payable as provided in Subparagraph (f) below.

          (b) For purposes of this Agreement, termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

     (c) The Officer shall have the right to terminate his employment with the Savings Bank upon the occurrence of any of the following events (the "Termination Events") within twenty-four (24) months following a Change in Control of the Holding Company or the Savings Bank:

               (i) Officer is assigned any duties and/or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the Change in Control or with his reporting responsibilities or titles with the Savings Bank in effect at such time; or

               (ii) Officer's annual base salary rate is reduced below the annual amount in effect as of the effective date of a Change in Control or as the same shall have been increased from time to time following such effective date; or

               (iii) Officer's life insurance, medical or hospitalization insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits or other benefits being provided by the Savings Bank or the Holding Company to the Officer as of the effective date of the Change in Control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Savings Bank or the Holding Company who participated in such benefits prior to such Change in Control; or

               (iv) Officer is transferred to a location which is more than forty (40) miles distant from his current principal work location, without the Officer's express written consent.

     A Termination Event shall be deemed to have occurred on the date such action or event is implemented or takes effect.

     (d) In the event that the Officer's employment is terminated as set forth in Paragraphs 2(a) or 2(c), the Holding Company will be obligated to pay or cause to be paid to Officer an amount equal to two (2.0) times the Officer's salary and bonuses from the Savings

Bank and Holding Company for the most recently completed calendar year prior to such termination.

     (e) For the purposes of this Agreement, the term "Change in Control" shall mean: (i) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Holding Company or Savings Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Holding Company or outstanding common stock of the Savings Bank, as applicable; or (iii) individuals who constitute the board of directors of the Holding Company or board of directors of the Savings Bank on the date hereof (the "Incumbent Board" and "Incumbent Savings Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Savings Bank Board, as applicable, or whose nomination for election by the Holding Company's or Savings Bank's shareholders was approved by the Holding Company's or Savings Bank's board of directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Savings Bank Board, as applicable; or (iv) either the Holding Company or the Savings Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Holding Company nor the Savings Bank, respectively, is the surviving corporation in such transaction or; or (v) all or substantially all of the assets of either the Holding Company or the Savings Bank are sold or otherwise transferred to or are acquired by any other entity or group.

          Notwithstanding the other provisions of this Paragraph 2, a transaction or event shall not be considered a Change in Control if, prior to the consummation of occurrence of such transaction or event, Officer and Holding Company agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement. In addition, the Holding Company's acquisition of all of the stock of the Savings Bank and initial public offering in connection with the conversion of the Savings Bank from the mutual to the stock form of ownership shall not be considered a change in control.

     (f) Such amounts payable pursuant to this Paragraph 2 shall be paid, at the irrevocable option of the Officer, as follows:

Participant's Initials
----------------------

(i)          /s/ JET                     Payment in a lump-sum.
     ----------------------------------

(ii) Payment in monthly installments over a ---------------------------------- fixed reasonable period of time. Such payments shall begin within thirty (30)
                                         days following the calendar month in
                                         which the Officer terminates his
                                         employment with the Savings Bank.

     (g) Following a Termination Event which gives rise to the Officer's rights hereunder, the Officer shall have twelve (12) months from the date of occurrence of the Termination Event to terminate his employment with the Savings Bank pursuant to this Paragraph 2. Any such termination shall be deemed to have occurred only upon delivery to the Savings Bank (or to any successor corporation) of written notice of termination which describes the Change in Control and Termination Event. If the Officer does not so terminate his employment with the Savings Bank within such twelve (12) month period, he shall thereafter have no further rights hereunder with respect to that Termination Event, but shall retain rights, if any, hereunder with respect to any other Termination Event as to which such period has not expired.

     (h) It is the intent of the parties hereto that all payments made pursuant to this Agreement be deductible by the Holding Company for federal income tax purposes and not result in the imposition of an excise tax on the Officer. Notwithstanding anything contained in this Agreement to the contrary, any payments to be made to or for the benefit of the Officer which are deemed to be "parachute payments" as that term is defined in Section 280G of the Code, shall be modified or reduced to the extent deemed to be necessary by the Holding Company's Board of Directors to avoid the imposition of excise taxes on the Officer under Section 4999 of the Code or the disallowance of a deduction to the Holding Company under Section 280G(a) of the Code.

     (i) In the event any dispute shall arise between the Officer and the Holding Company as to the terms or interpretation of this Agreement, including this Paragraph 2, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Paragraph 2 or in defending against any action taken by the Holding Company, the Holding Company shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

     2.   Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon any corporate or other successor of the Holding Company which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Holding Company.

     3.   Modification; Waiver; Amendments.  No provision of this Agreement may
          --------------------------------
be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Officer and the Holding Company, except as herein otherwise provided. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. With the exception of Paragraph 2(f) of this Agreement which may not be amended, no amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     4.   Applicable Law.  This Agreement shall be governed in all respects
          --------------
whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

     5.   Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                              CENTURY BANCORP, INC.

(CORPORATE SEAL)
                              By:   /s/ James G. Hudson, Jr.
                                 ---------------------------------------------
                                            President
                                 ----------
ATTEST:

   /s/ Drema A. Michael
--------------------------
            Secretary
-----------

                                    /s/ John E. Todd
                                 --------------------------------------- (SEAL)
                                 JOHN E. TODD

                         SPECIAL TERMINATION AGREEMENT


     THIS AGREEMENT entered into as of December 20, 1996, by and between CENTURY BANCORP, INC., a North Carolina corporation (the "Holding Company") and DREMA A. MICHAEL (the "Officer").

     WHEREAS, the Officer is employed by Home Savings, Inc., SSB, a North Carolina-chartered savings bank (the "Savings Bank") as its Secretary and Assistant Treasurer; and

     WHEREAS, the Savings Bank is the wholly-owned subsidiary of the Holding Company; and

     WHEREAS, the services of the Officer, her experience and knowledge of the affairs of the Savings Bank, and her reputation and contacts in the industry are extremely valuable to the Savings Bank and the Holding Company; and

     WHEREAS, the Holding Company and the Savings Bank wish to attract and retain such well-qualified executives and it is in the best interests of the Holding Company and the Savings Bank and of the Officer to secure the continued services of the Officer notwithstanding any change in control of the Savings Bank or the Holding Company; and

     WHEREAS, the Holding Company considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Savings Bank, the Holding Company and their shareholders; and

     WHEREAS, the parties desire to enter into this Agreement to provide the Officer with security in the event of a change in control of the Savings Bank or the Holding Company in order to ensure the continued loyalty of the Officer.

     NOW, THEREFORE, for and in consideration of the promises and mutual promises, covenants and conditions hereinafter set forth, and other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the parties hereby to agree as follows:

2.   Term.  The initial term of this Agreement shall be for a period of three
     ----
(3) years commencing upon the date of execution of this Agreement. On each anniversary of the effective date of this Agreement, the term of this Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Holding Company to the Officer is received 90 days prior to an anniversary date advising the Officer that this Agreement shall not be further extended; provided that the Directors of the Holding Company shall review the Officer's performance annually and make a specific determination pursuant to such review to renew this Agreement prior to the 90 day notice period. The Officer shall have rights and benefits pursuant to this Agreement only if a Change in Control occurs during the term of this Agreement. In such event, the Officer shall have the rights set forth below with respect to any termination of employment or "Termination Event" (as defined below) even though the termination or Termination Event shall occur after the expiration of the terms of this Agreement.

     1.   Change in Control.
          -----------------

          (a) In the event of a termination of the Officer's employment in connection with, or within twenty-four (24) months after, a "Change in Control" (as defined in Subparagraph (e) below) of the Savings Bank or the Holding Company, for reasons other than for "cause" (as defined in Subparagraph (b) below), the Officer shall be entitled to receive the amount set forth in Subparagraph (d) below. Said sum shall be payable as provided in Subparagraph (f) below.

          (b) For purposes of this Agreement, termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

          (c) The Officer shall have the right to terminate her employment with the Savings Bank upon the occurrence of any of the following events (the "Termination Events") within twenty-four (24) months following a Change in Control of the Holding Company or the Savings Bank:

               (i) Officer is assigned any duties and/or responsibilities that are inconsistent with her position, duties, responsibilities or status at the time of the Change in Control or with his reporting responsibilities or titles with the Savings Bank in effect at such time; or

               (ii) Officer's annual base salary rate is reduced below the annual amount in effect as of the effective date of a Change in Control or as the same shall have been increased from time to time following such effective date; or

               (iii) Officer's life insurance, medical or hospitalization insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits or other benefits being provided by the Savings Bank or the Holding Company to the Officer as of the effective date of the Change in Control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Savings Bank or the Holding Company who participated in such benefits prior to such Change in Control; or

               (iv) Officer is transferred to a location which is more than forty (40) miles distant from her current principal work location, without the Officer's express written consent.

     A Termination Event shall be deemed to have occurred on the date such action or event is implemented or takes effect.

     (d) In the event that the Officer's employment is terminated as set forth in Paragraphs 2(a) or 2(c), the Holding Company will be obligated to pay or cause to be paid to Officer an amount equal to two (2.0) times the Officer's salary and bonuses from the Savings

Bank and Holding Company for the most recently completed calendar year prior to such termination.

     (e) For the purposes of this Agreement, the term "Change in Control" shall mean: (i) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Holding Company or Savings Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Holding Company or outstanding common stock of the Savings Bank, as applicable; or (iii) individuals who constitute the board of directors of the Holding Company or board of directors of the Savings Bank on the date hereof (the "Incumbent Board" and "Incumbent Savings Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Savings Bank Board, as applicable, or whose nomination for election by the Holding Company's or Savings Bank's shareholders was approved by the Holding Company's or Savings Bank's board of directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Savings Bank Board, as applicable; or (iv) either the Holding Company or the Savings Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Holding Company nor the Savings Bank, respectively, is the surviving corporation in such transaction or; or (v) all or substantially all of the assets of either the Holding Company or the Savings Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this Paragraph 2, a transaction or event shall not be considered a Change in Control if, prior to the consummation of occurrence of such transaction or event, Officer and Holding Company agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement. In addition, the Holding Company's acquisition of all of the stock of the Savings Bank and initial public offering in connection with the conversion of the Savings Bank from the mutual to the stock form of ownership shall not be considered a change in control.

     (f) Such amounts payable pursuant to this Paragraph 2 shall be paid, at the irrevocable option of the Officer, as follows:

Participant's Initials
----------------------

(i)        /s/ dm               Payment in a lump-sum.
    -------------------------

(ii)                            Payment in monthly installments over a fixed
     ------------------------   reasonable period of time. Such payments shall
                                begin within thirty (30) days following the calendar month in which the Officer terminates his employment with the Savings Bank.

     (g) Following a Termination Event which gives rise to the Officer's rights hereunder, the Officer shall have twelve (12) months from the date of occurrence of the Termination Event to terminate her employment with the Savings Bank pursuant to this Paragraph 2. Any such termination shall be deemed to have occurred only upon delivery to the Savings Bank (or to any successor corporation) of written notice of termination which describes the Change in Control and Termination Event. If the Officer does not so terminate her employment with the Savings Bank within such twelve (12) month period, she shall thereafter have no further rights hereunder with respect to that Termination Event, but shall retain rights, if any, hereunder with respect to any other Termination Event as to which such period has not expired.

     (h) It is the intent of the parties hereto that all payments made pursuant to this Agreement be deductible by the Holding Company for federal income tax purposes and not result in the imposition of an excise tax on the Officer. Notwithstanding anything contained in this Agreement to the contrary, any payments to be made to or for the benefit of the Officer which are deemed to be "parachute payments" as that term is defined in Section 280G of the Code, shall be modified or reduced to the extent deemed to be necessary by the Holding Company's Board of Directors to avoid the imposition of excise taxes on the Officer under Section 4999 of the Code or the disallowance of a deduction to the Holding Company under Section 280G(a) of the Code.

     (i) In the event any dispute shall arise between the Officer and the Holding Company as to the terms or interpretation of this Agreement, including this Paragraph 2, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Paragraph 2 or in defending against any action taken by the Holding Company, the Holding Company shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

2.   Successors and Assigns.  This Agreement shall inure to the benefit of and
     ----------------------
be binding upon any corporate or other successor of the Holding Company which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Holding Company.

     3.   Modification; Waiver; Amendments.  No provision of this Agreement may
          --------------------------------
be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Officer and the Holding Company, except as herein otherwise provided. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. With the exception of Paragraph 2(f) of this Agreement which may not be amended, no amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     4.   Applicable Law.  This Agreement shall be governed in all respects
          --------------
whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

     5.   Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                                        CENTURY BANCORP, INC.

(CORPORATE SEAL)
                                        By:  /s/ James G. Hudson, Jr.
                                           ----------------------------------
                                                     President
                                           ----------------------------------
ATTEST:

/s/ Drema A. Michael
------------------------------
         Secretary
------------------------------
                                             /s/ Drema A. Michael
                                        -------------------------------- (SEAL)
                                        DREMA A. MICHAEL